Exhibit 99.1

 Presentation February 2021

     Forward Looking Statements  This descriptive presentation (the “Presentation") is being furnished solely for use by prospective parties in connection with their consideration of a potential transaction with Boomer Naturals (the “Company”).Prospective parties are not entitled to rely on the accuracy or completeness of the presentation. They are entitled to rely solely on only those particular representations and warranties, if any, which the company may make to a party in a definitive written agreement, when and if executed, and subject to such limitations and restrictions as may be specified therein.Each recipient agrees, and the receipt of this Presentation serves as an acknowledgment thereof that the subject matter hereof and all of the information contained herein is of a confidential nature and that the recipient will treat such information in a confidential manner and will not, directly or indirectly, disclose or permit its affiliates or representatives to disclose any information regarding its receipt hereof or any information contained herein to any other person or reproduce, disseminate, quote or refer to this presentation, in whole or in part, without the prior written consent of the Company.This presentation contains forward-looking statements and projections, which are subject to many operational and industry risks, uncertainties, and assumptions, including management’s assessment of future financial performance, results of anticipated growth strategies, and anticipated trends in the business and industry. Many business factors could cause actual future results, the level of business and financial performance to differ materially from the information expressed or implied bythe forward-looking information and projections. Readers should use their business and industry knowledge to assess all forward-looking statements and projections critically.Statistical information contained in this presentation is based on information available to the company that the company believes is accurate. It is generally based on publications that are not produced for the purposes of securities offerings or economic analysis. The company has not reviewed or included data from all sources and cannot assure prospective parties of the data’s accuracy or completeness in this presentation. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue, and market acceptance of products and services. The Company undertakes no obligation to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. This presentation has not been filed or reviewed by, and the securities offered hereby have not been registered with or approved by the Securities and Exchange Commission (“SEC”) or any securities regulatory authority of any state. Nor has the SEC or any such authority passed upon the accuracy or adequacy of this presentation. This presentation does not constitute an offer to sell or solicitation of an offer to buy any securities. The sole purpose of this presentation is to assist prospective parties in deciding whether to proceed with a further investigation and evaluation of the Company in connection with their consideration of a potential transaction with the company. This presentation does not purport to contain all information that may be material to a prospective party, and recipients of this presentation should conduct their own independent evaluation and due diligence of the company. Each recipient agrees, and the receipt of this presentation serves as an acknowledgment thereof, that if such recipient determines to engage in a transaction with the company, its determination will be based solely on the terms of the definitive agreement relating to such transaction and on the recipient’s own investigation, analysis, and assessment of the company and the transaction. The Company reserves the right, in its sole discretion, to reject any and all proposals made by or on behalf of any prospective party concerning a transaction with the company, and to terminate further participation in the investigation and proposal process by, or any discussions or negotiations with, any prospective party at any time.The company does not intend to update or otherwise revise this Presentation following its distribution.        2

 Agenda    1    2    3    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Key Takeaways & Financial Highlights              4    5  3  Manufacturing Supply Chain & Logistics  Boomer Vietnam

 Boomer Holdings, Inc: Company Structure              Capital StructureEquity80% founders, family members, management, and employees155M common shares outstanding; 200M authorized common, 10M authorized preferredDebt$4M in working capital revolvers$2.2M in convertible notes    Corporate OverviewBoomer Holding, IncCompleted reverse merger with Remaro (REMO)Operating company is Boomer Naturals (BN)Began trading on the OTC market under symbol: BOMH in early Sept. 2020  4

 Boomer Holdings at a Glance  A Trusted Brand    Boomer Holdings at a GlanceBoomer Holdings is the holding company for the operating companies/divisions of Boomer Naturals, Boomer E-Commerce, BoomerWholesale, and Boomer Vietnam.Boomer has high-quality proprietary branded products, which they market and sell through multiple channels, mainly in the United States.The companie's E-Commerce division isforecasted to be the primary revenue driver for the future with a minimum of 25% quarter growth for the next two years.                                                                                              5

 High quality products at affordable prices  Expanding Growing Platforms: E-Commerce Wholesale Boomer Vietnam  Leveraging an omnichannel sales strategy including e-commerce, retail, and wholesale  Seven-person medical advisory board consisting of physicians and wellness professionals  Proprietary products from the United States  Exclusive US distribution from Vietnamese suppliers via Pham Van Trading  Based in Las Vegas, NV, with 120 employees  Public company (OTCQB: BOMH) completed a reverse merger in February 2020  100+ wholesale partners via Boomer Botanics, PPE contracts, and Skin Sunscreen  Fiscal year ends January 31            Boomer Holdings at a Glance  6

 Boomer Holdings at a Glance            Boomer has become a well-known brand with over $20 Million in spent advertising and millions of consumers purchasing Boomer Productsin the last ten months. This accepted brand recognition and very high approval ratings allow Boomer to rapidly expand into new profitable product categories with a significant focus on e-commerce.  7

     TV, Radio, and Digital Media Coverage              Digital Media  TV and Radio Partners / Coverage  TV and Radio Partners / Coverage  Target Websites  Ad Examples  TV and Radio Partners / Coverage        FoxNews.com  Yahoo.com  MSN.com                            CNN.com  People.com  NJ.com  NYPost.com  USAToday.com  MaternityWeek.com  DrudgeReport.com  Weather.com  TheHill.com    $20 Million on Advertising in 9 Months  8

 Expanding Platform & Key Milestones for Growth  2020  2019  Incorporation of Boomer Naturals      Medical Advisory Board Established      Boomer Naturals developed, using a blend of botanical terpenes, serving as a CBD alternative      Boomer Naturals launches, using an omni-approach of retail, wholesale ande-commerce channels      Enters a co-branding partnership with Tommy Bahama      COVID-19 pandemic halts US retail, as the broader economy shows    Entered into an agreement with Scripps- Hesco, the largest US chiropractor distributor      Boomer leverages its global network to develop PPE supply chain, using itse-commerce expertise to distribute 1000s of orders per day      Completes a reverse merger to become a publicly-traded company on the OTC market, under "BOMH"      Entered into an agreement with CVS Health for face cover supply across all US retail stores      Corporate • Healthy Living • Boomer PPE            9

Management Team



Mike Quaid
Chief Executive Officer

- Former executive at S.G. Warburg, Partner and head of risk mgmt. at KCCO a Chicago-based hedge fund
- Co-founded BN in 2019; responsible for major partnerships, including PGA magazine, Tommy Bahama, and Phan Van Trading, as well as the acquisition of SKIN sunscreen, a leading golf sun care brand
- B.S., Millikin University, MBA Northwestern Kellogg



JD Vukasin
Director of Accounting and Finance

- 30+ years of experience in Accounting, Finance, Operations. Has held roles ranging from VP of finance to comptroller
- Accomplished in leading change management events - mergers/ acquisitions, bankruptcy re-organization, shared services
- B.B.A., University of San Diego



Giang Thi Hoang
Chief Operating Officer

- Former Marketing and Public Relations executive during a 14-year career at Vietnam Eximbank, direct report to CEO
- Joined in 2019, responsible for international and domestic supply chain. Oversees procurement from Vietnam and management of exclusive supply contracts with U.S. manufacturers
- B.S., University of Ho Chi Minh City

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 Agenda    1    2    3    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Key Takeaways & Financial Highlights              4    5  11  Manufacturing Supply Chain & Logistics  Boomer Vietnam

 E-Commerce Division            E-Commerce is forecasted to be the driving revenue generator for Boomer Holdings in the future.  Boomer has a proven track record of being fast to market on new trends and quickly creating millions online.  The company has experts in all aspects of E-Commerce, including procurement,marketing, logistics, warehousing, shipping, web development, and customer service.  We are forecasting that 90% of our future e-commerce sales will be non PPE products.  The new website BoomerStore.com will be a hub for all of the new and exciting Boomer products, including:                                  Face Coverings/ Neck Gaiters  12  Boomer Supplements/ Vitamins  Boomer Botanics  Silver-Infused Bedding  Silver-Infused Apparel  Boomer Coffee  Silver-Infused Pet Products  Silver-Infused Kitchen & Bath Products

 E-Commerce Division            Boomer products are of the highest quality at very affordable prices. Our unique exclusive manufacturing and logistics agreements in Vietnam allow Boomer to create unique products at great prices.Our new line of silver infused apparel, bedding, bath, and kitchen products are a natural extension of our top-rated silver face masks and gaiters.Boomer coffee will introduce very popular Vietnamese coffee to the United States. Vietnam is the second- largest coffee producing country in the world.  13

E-Commerce Division

Boomer recently hired Harris Polling to conduct a survey to determine consumer interest in our new product lines.

Which of the following have anti-microbial properties?


1000
800
600
400
200
0
COPPER
SILVER
ALUMINUM
GOLD
COTTON
NONE

In addition, **23%** believe silver is the best anti-microbial

Which of the following products would you purchase if they were silver-infused?


50
40
30
20
10
0
FACE MASKS
SOCKS
BEDDING
PILLOWS
TOWELS
UNDERWEAR
BANDAGES
SPORTSWEAR
PET BEDS
LEGGINGS

In addition, **70%** would purchase silver-infused products

How much more, if at all, would you be willing to pay for the following products if they were silver-infused?

	Would Pay More (Net)	20% More or Higher	15% More	Up to 10% More (Subnet)	10% More	5% More	No More
Bedding	89%	11%	12%	66%	32%	34%	11%
Pillows	89%	12%	10%	67%	30%	37%	11%
Leggings	82%	10%	13%	59%	27%	33%	18%
Sports-wear	85%	9%	13%	62%	28%	34%	15%
Socks	83%	9%	8%	65%	26%	39%	17%
Pillows	85%	11%	11%	63%	27%	37%	15%
Pet Beds	87%	14%	11%	63%	29%	34%	13%
Yoga Mats	88%	12%	9%	67%	25%	43%	12%
Towels	87%	10%	10%	66%	30%	36%	13%
Bandages	82%	14%	10%	57%	24%	34%	18%
Face Masks	84%	15%	13%	56%	22%	34%	16%

This survey was conducted online within the United States by The Harris Poll on behalf of Boomer Naturals from January 11 - 13, 2021 among 2,015 U.S. adults aged 18+. This online survey is not based on a probability sample and therefore no estimate of theoretical sampling error can be calculated

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E-Commerce Division - Harris Survey Results

Vietnamese Coffee and Multi-Vitamin Powder


boomer naturals
NOX CG3

57% are interested in a complete multi-vitamin powder single-serve packet that is mixed with water and had a taste you liked

64% are interested in instant coffee from Vietnam if it had twice the caffeine as other countries and had a taste you liked

64% are interested in instant coffee, assuming you liked the taste

People will Continue to Wear Face Covers



60% of people plan to wear face masks when around others during the cold and flu seasons

60% of people are planning to wear face masks around others when a majority of the population has received the COVID-19 vaccine

51% of people are planning to wear face masks when around others during allergy season

44% of people are planning to wear face masks when around others when COVID-19 is no longer a major threat

According to researchers at the Ohio State University Wexner Medical Center, a recent poll found **72%** of people plan to wear masks in public post pandemic.

This survey was conducted online within the United States by The Harris Poll on behalf of Boomer Naturals from January 11 - 13, 2021 among 2,015 U.S. adults aged 18+. This online survey is not based on a probability sample and therefore no estimate of theoretical sampling error can be calculated

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     E-Commerce Division - Key Driver - Vietnamese Coffee Market        Vietnam is the world's second-largest exporter of coffee, and the United States is the world's largest importer.Vietnam is the leading exporter of coffee in Southeast Asia and the world's second leading exporter of green coffee beans (behind Brazil). The country exports $3 billion of coffee each year (as of 2019).The country takes its coffee economy seriously. In 2014, the government increased efforts to produce sustainable coffee and introduced a production cap to drive a quality (and sustainability) over quantity focus.  16

E-Commerce Division - Key Takeaways



The Boomer name is well branded with millions of dollars spent on marketing and millions of satisfied customers. The company will continue to expand its direct to consumer data based on new product offerings and marketing. Boomer will cross-sell products through a product catalog and free samples.

The company's goal is to add over 100 new products in 2021 and to expand our DTC database from over 200,000 to millions.

Many of the Boomer products are perfect for creating recurring residual revenue.

Boomer Holding's E-Commerce division has the highest margin in the company, with many products averaging 80%

The lifetime value of a Boomer customer can often be in the thousands of dollars. The company currently has online customers that have reordered over twenty times in the last year.

Boomer Holdings is forecasting E-Commerce revenue to grow to $50.1 - 67.4 million for the year ending 1-2022.

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 Agenda    1    2    3    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Key Takeaways & Financial Highlights              4    5  18  Manufacturing Supply Chain & Logistics  Boomer Vietnam

 Wholesale Division  Business to Business            Many of the Boomer products sold online are sold to retailers and businesses through our wholesale division.In the past eight months, the company has created wholesale revenue in excess of $30 million to businesses, including CVS Health, Aetna Insurance, Scrip Hessco, UNFI, Foxwoods, and Tommy Bahama.The company is forecasting wholesale revenues of $45.5 - $50.2 million for year ending 1-2022                  19

 Agenda    1    2    3    4    5    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Manufacturing Supply Chain & Logistics  Boomer Vietnam  Key Takeaways & Financial Highlights            20

     Synergy Potential Across Current and Future Divisions        *Source: Statista and Specialty Coffee Association (SCA)  21  New Markets  Boomer Products  Boomer Rationale  Est. Annual Revenue  Total US Market Category*  Bedding  Silver-infused pillows, blankets, and linens  Cost advantage/expertise via Vietnam manufacturing network  $10m  $32b  Apparel: Socks, Athletic, Underwear, Yoga  Silver-infused clothing  Cost advantage/expertise via Vietnam manufacturing network  $15m  $69b  Coffee  Boomer Vietnamese Coffee  Sourced from Vietnam. Leveraging contacts to bring one of the most popular coffees in the world to our distribution network  $15m  $48b  Supplements  Vitamin Energy, NOXCG3 and Workout Formulations  Demand within Boomer’s US distribution network. Resurrecting popular product line  $10m  $3b  Other  Baby Products & Electronics  High quality, residual use products  $10m  $14b  Boomer’s business model creates new sales and distribution opportunities for itself across channels of well-established customers and supply chains

Vietnamese Supply Chain Partnership Overview

Certified, High-Quality Products

- FDA registered manufacturers
- High quantity and quality producers
- Exclusives in North America

Proven Logistics: Shipped 10M+ Units

- Received 10M units within 90 days of PPE division creation
- Partnership with Pham Van Trading (PVT) who manages exclusive US relationships with supplier and customs
- Best in class international shipping with Super Cargo

Multiple Suppliers to Mitigate Risk

- Team of ten in Vietnam to oversee supply chain and logistics
- Three Vietnamese factories able to procure 30M face covers per month
- Access to a large variety of manufactured products

Multiple Suppliers to Mitigate Risk

- Exclusive contracts with manufacturers for US distribution
- PVT in Vietnam is operated by export/import banking and academic professionals with family ties to BN stakeholders
- PVT leverages connections throughout the APAC supply chain

Supply Chain Dynamics



boomer naturals
Manufacture
PVT Holdings
Super Cargo
Company
Customer
1
2
2
3

1 T=0

BN receives a PO from the customer and places order with PVT holdings

2 T=1

PVT sends order to supplier network and Super Cargo

T=7-24[1] (Shipment Sent)

Super Cargo arranges delivery from Vietnam

3 T=Varies

Customer received product

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 Agenda    1    2    3    4    5    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Manufacturing Supply Chain & Logistics  Boomer Vietnam  Key Takeaways & Financial Highlights            23

       Boomer Vietnam Division  Boomer Holdings      The Boomer Vietnam Division leverages our strong relationship with manufacturers, packaging, and logistics companies in Vietnam to help other companies produce their products in Vietnam.Boomer Vietnam receives consulting fees and referral commissions for makingintroductions and facilitating transactions.Vietnam has become the go-to country for a variety of product and service categories in recent years. Vietnam has one of the largest and fastest growing economiesin Asia, and they’re becoming a large manufacturing hub. Vietnam exports to the United States alone are increasing at over 20-30% per year. Many large international brands have switched some or all their manufacturing from China to Vietnam, including big names like Nike™, Apple™, and Adidas™.        24

Major Benefits of Vietnam


Sourcing
South Vietnam

Politically Stable, Business Friendly Environment

- Vietnam is a very stable country that stays out of international conflict
- The country manufacturers follow international standards and have proper certifications
- The red tape and taxes are comparatively low to China

Hard Working Labor Force with Low Costs Compared to Other Countries

- Government guarantees employee rights
- Cost of living is very low in most of Vietnam allowing for lower wages
- Large available workforce

Shipping Logistics are Superior

- Very convenient geographic location with an extensive Pacific coast
- 44 ports and six international airports
- Shorter shipping times compared to India and many other countries

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Major Benefits of Vietnam


Sourcing
South Vietnam

Large Flexible Manufacturing Capacity

Vietnam has a large workforce ready to help manufacturers scale to meet needs. The "Made in Vietnam" label can be more popular than the "Made in China" with many consumers.

High-Quality Products Manufactured in Vietnam

- Clothing and textile
- All types of packaging
- Coffee
- Shoes
- Rubber and Plastic
- Furniture
- Electronics
- Seafood
- Construction Materials

Technology

Vietnam has a fast-growing community to top technology experts

- Website development
- Coding
- Software Engineering and Development

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Agenda    1    2    3    4    5    6  Introduction to Boomer Holdings BOMH  E-Commerce  Wholesale  Manufacturing Supply Chain & Logistics  Boomer Vietnam  Key Takeaways & Financial Highlights            27

         Key Takeaways & Financial Highlights      Boomer HoldingsBoomer Holdings is a rapidly expanding corporation, with E-Commerce being the key growth engine.  28      The company has strong relationships with leading manufacturers, packaging, and logistic companies allowing for continual creation of high quality, affordable proprietary products in the Boomer pipeline.      Boomer has an excellent reputation with CVS Health, Aetna, and other major companies.The vast majority of Boomer E-Commerce sales are forecasted to curve from products that are not in the PPE category or tied to the pandemic allowing for continued growth in the wholesale division.      Boomer has a proven track record for E-Commerce expertise in marketing, procurement logistics, manufacturing,warehouse, delivery, shipping, and customer service. The Company has over 200,000 customers in its database and plans to grow that list to millions in the next two years.      Boomer has branded its name to millions of satisfied customers allowing for expansion into future product lines.

       New Forecast Emphasizing E-Commerce  $ in Thousands    Key Forecast Points  RevenueE-Commerce  $ 50,050 - 67,400  Wholesale  $ 45,500- 50,250  Boomer Vietnam  $ 5,000 - 7,500  Total Sales  $ 100,550 - 125,150  Operating Income  $ 22,300 - 28,600      Fiscal Year Ended 1-31-2022    29